SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in the first paragraph under Item 8.01 of this Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

Pursuant to the terms of the Indenture, dated as of December 17, 2015, between Walgreens Boots Alliance, Inc. (the “Company”) and Wells Fargo Bank, National Association, as trustee (the “trustee”) together with the terms of the applicable notes set forth in an officers’ certificate (collectively, the “indenture”), governing the Company’s $1.25 billion aggregate principal amount of 1.750% notes due 2018, $1.5 billion aggregate principal amount of 2.600% notes due 2021 and $0.75 billion aggregate principal amount of 3.100% notes due 2023 (collectively, the “notes”) issued by the Company on June 1, 2016, the Company is required, because the pending acquisition of Rite Aid Corporation (“Rite Aid”) was not consummated on or before June 1, 2017 (the first anniversary of the issuance of the notes), to redeem all of the notes. Each series of the notes is subject to a special mandatory redemption at a redemption price of 101% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of redemption. Pursuant to the terms of the indenture, the Company provided notice of the special mandatory redemption to the trustee and the holders of the notes on June 2, 2017. The date of redemption will be June 5, 2017.

The Company expects to have sufficient available resources from its cash, investment balances and availability under existing credit facilities and arrangements to consummate the pending acquisition of Rite Aid and, accordingly, does not currently plan to issue additional securities to replace the notes being redeemed. The transaction remains subject to the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the holders of Rite Aid’s common stock and other closing conditions, and there can be no assurance that these conditions to closing will be satisfied.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical statements, which include, without limitation, those regarding the pending merger agreement between the Company and Rite Aid and the transactions contemplated thereby and their possible timing and effects, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the transactions contemplated by the pending merger agreement between the Company and Rite Aid and related financing matters; the ability of the parties to complete the transactions considering the various closing conditions; and the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the Federal Trade Commission and otherwise in connection with the pending acquisition of Rite Aid by the Company. Words such as “expect,” “pending,” “potential”, “likely,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,”

“goal,” “continue,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, which could cause actual results to vary materially from those indicated or anticipated. Such risks include, but are not limited to, risks related to the proposed transactions and acquisitions generally, including the risk that the transactions may not close due to one or more closing conditions to the transactions not being satisfied or waived, such as certain regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transactions or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the amended merger agreement by the stockholders of Rite Aid was not obtained and, accordingly, there can be no assurance that these conditions to closing will be satisfied; the risk that the merger agreement may be terminated in certain circumstances that require a party to pay the other party a termination fee pursuant to the merger agreement; the risk that there may be a material adverse change of Rite Aid or the stores proposed to be sold to Fred’s, Inc. (“Fred’s”) pursuant to that certain Asset Purchase Agreement, dated as of December 19, 2016, by and among Rite Aid, the Company, Fred’s, and AFAE, LLC, or the business of Rite Aid or the stores proposed to be sold to Fred’s may suffer as a result of uncertainty surrounding the transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; risks associated with the financing of the proposed transactions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the FTC and otherwise in connection with the pending acquisition of Rite Aid by the Company; the number of stores divested in connection with such pending acquisition and the terms, timing and consummation of such transactions; the risk of unexpected costs, liabilities or delays, changes in management’s assumptions; the risks associated with the integration of complex businesses; and risks associated with changes in laws, regulations or interpretations thereof. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016, which is incorporated herein by reference, and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: June 2, 2017	By:	/s/ Collin G. Smyser
	Title:	Vice President, Corporate Secretary